                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 15, 2005 and covers activity from June 25, 2005 through July 25, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of August, 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Susanne L. Miller
                                                   ----------------------------
                                            Name:  Susanne L. Miller
                                            Title: Vice President
                                                   Treasury Controller

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                           Trust Totals
-----------------                                           ------------

Number of days in period                                              31
Beginning Principal Receivable Balance                 27,012,999,731.88
Special Funding Account Balance                                     0.00
Beginning Total Principal Balance                      27,012,999,731.88
Finance Charge Collections (excluding                     448,930,361.06
 Recoveries)
Recoveries                                                 18,878,520.54
Total Collections of Finance Charge Receivables           467,808,881.60
Total Collections of Principal Receivables              6,959,182,083.13
Monthly Payment Rate                                            24.9313%
Defaulted amount                                           93,556,923.86
Annualized Default Rate                                          4.0810%
Trust Portfolio Yield                                           16.3126%
New Principal Receivables                               7,032,373,978.24
Ending Principal Receivables Balance                   26,992,634,703.13
Ending Required Minimum Principal Balance              22,764,250,000.00
Ending Transferor Amount                                5,717,634,703.13
Ending Special Funding Account Balance                              0.00
Ending Total Principal Balance                         26,992,634,703.13


B. Series Allocations                         Series 2000-4      Series 2000-5      Series 2001-1     Series 2001-2    Series 2001-3
---------------------                         -------------      -------------      -------------     -------------    -------------
Group Number                                              2                  2                  2                 1                2
Invested Amount                            1,212,122,000.00     787,878,000.00     750,000,000.00    250,000,000.00   750,000,000.00
Adjusted Invested Amount                   1,212,122,000.00     787,878,000.00     750,000,000.00    250,000,000.00   750,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             84,848,540.00      55,151,460.00      52,500,000.00     17,500,000.00    52,500,000.00
Series Allocation Percentage                          5.70%              3.70%              3.53%             1.18%            3.53%
Series Alloc. Finance Charge Collections      26,652,946.52      17,324,386.65      16,491,499.94      5,497,166.65    16,491,499.94
Series Allocable Recoveries                    1,075,584.96         699,129.07         665,517.76        221,839.25       665,517.76
Series Alloc. Principal Collections          396,492,489.07     257,719,692.66     245,329,568.15     81,776,522.72   245,329,568.15
Series Allocable Defaulted Amount              5,330,312.84       3,464,697.63       3,298,128.93      1,099,376.31     3,298,128.93

B. Series Allocations                         Series 2001-4      Series 2001-5      Series 2001-6     Series 2001-7    Series 2002-1
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  2                  2                 2                2
Invested Amount                              725,000,000.00     500,000,000.00     700,000,000.00    650,000,000.00   920,000,000.00
Adjusted Invested Amount                     725,000,000.00     500,000,000.00     700,000,000.00    650,000,000.00   920,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             50,750,000.00      35,000,000.00      49,000,000.00     45,500,000.00    64,400,000.00
Series Allocation Percentage                          3.41%              2.35%              3.29%             3.06%            4.32%
Series Alloc. Finance Charge Collections      15,941,783.27      10,994,333.29      15,392,066.61     14,292,633.28    20,229,573.26
Series Allocable Recoveries                      643,333.84         443,678.51         621,149.91        576,782.06       816,368.46
Series Alloc. Principal Collections          237,151,915.88     163,553,045.43     228,974,263.60    212,618,959.06   300,937,603.59
Series Allocable Defaulted Amount              3,188,191.29       2,198,752.62       3,078,253.66      2,858,378.40     4,045,704.82

B. Series Allocations                         Series 2002-2      Series 2002-3      Series 2002-4     Series 2002-5    Series 2002-6
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  2                                    2                2
Invested Amount                              940,000,000.00     920,000,000.00               0.00    600,000,000.00   720,000,000.00
Adjusted Invested Amount                     940,000,000.00     920,000,000.00               0.00    600,000,000.00   720,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             65,800,000.00      64,400,000.00               0.00     42,000,000.00    50,400,000.00
Series Allocation Percentage                          4.42%              4.32%              0.00%             2.82%            3.38%
Series Alloc. Finance Charge Collections      20,669,346.59      20,229,573.26               0.00     13,193,199.95    15,831,839.94
Series Allocable Recoveries                      834,115.60         816,368.46               0.00        532,414.21       638,897.05
Series Alloc. Principal Collections          307,479,725.41     300,937,603.59               0.00    196,263,654.52   235,516,385.42
Series Allocable Defaulted Amount              4,133,654.92       4,045,704.82               0.00      2,638,503.14     3,166,203.77

B. Series Allocations                         Series 2003-1      Series 2003-2      Series 2003-3     Series 2003-4    Series 2004-1
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  2                  2                 1                2
Invested Amount                              920,000,000.00   1,100,000,000.00     750,000,000.00    680,000,000.00   800,000,000.00
Adjusted Invested Amount                     920,000,000.00   1,100,000,000.00     750,000,000.00    680,000,000.00   800,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             64,400,000.00      77,000,000.00      52,500,000.00     47,600,000.00    56,000,000.00
Series Allocation Percentage                          4.32%              5.17%              3.53%             3.20%            3.76%
Series Alloc. Finance Charge Collections      20,229,573.26      24,187,533.24      16,491,499.94     14,952,293.28    17,590,933.27
Series Allocable Recoveries                      816,368.46         976,092.72         665,517.76        603,402.77       709,885.61
Series Alloc. Principal Collections          300,937,603.59     359,816,699.95     245,329,568.15    222,432,141.79   261,684,872.69
Series Allocable Defaulted Amount              4,045,704.82       4,837,255.76       3,298,128.93      2,990,303.56     3,518,004.19

B. Series Allocations                         Series 2004-2      Series 2004-3      Series 2004-4     Series 2004-5    Series 2005-1
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  1                  2                 2                2
Invested Amount                              400,000,000.00     600,000,000.00   1,100,000,000.00  1,000,000,000.00   600,000,000.00
Adjusted Invested Amount                     400,000,000.00     600,000,000.00   1,100,000,000.00  1,000,000,000.00   600,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             28,000,000.00      42,000,000.00      77,000,000.00     70,000,000.00    42,000,000.00
Series Allocation Percentage                          1.88%              2.82%              5.17%             4.70%            2.82%
Series Alloc. Finance Charge Collections       8,795,466.63      13,193,199.95      24,187,533.24     21,988,666.59    13,193,199.95
Series Allocable Recoveries                      354,942.81         532,414.21         976,092.72        887,357.02       532,414.21
Series Alloc. Principal Collections          130,842,436.35     196,263,654.52     359,816,699.95    327,106,090.86   196,263,654.52
Series Allocable Defaulted Amount              1,759,002.09       2,638,503.14       4,837,255.76      4,397,505.23     2,638,503.14


B. Series Allocations                      Series 2005-2      Series 2005-3      Series 2005-4     Series 2005-5         Trust Total
---------------------                      -------------      -------------      -------------     -------------         -----------
Group Number                                           2                  2                  2                 2
Invested Amount                           600,000,000.00     700,000,000.00     500,000,000.00  1,100,000,000.00   21,275,000,000.00
Adjusted Invested Amount                  600,000,000.00     700,000,000.00     500,000,000.00  1,100,000,000.00   21,275,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00              0.00                0.00
Series Required Transferor Amount          42,000,000.00      49,000,000.00      35,000,000.00     77,000,000.00    1,489,250,000.00
Series Allocation Percentage                       2.82%              3.29%              2.35%             5.17%                100%
Series Alloc. Finance
  Charge Collections                       13,193,199.95      15,392,066.61      10,994,333.29     24,187,533.24      467,808,881.60
Series Allocable Recoveries                   532,414.21         621,149.91         443,678.51        976,092.72       18,878,520.54
Series Alloc. Principal Collections       196,263,654.52     228,974,263.60     163,553,045.43    359,816,699.95    6,959,182,083.13
Series Allocable Defaulted Amount           2,638,503.14       3,078,253.66       2,198,752.62      4,837,255.76       93,556,923.86

C. Group Allocations
--------------------
1. Group 1 Allocations                     Series 2001-2      Series 2003-4      Series 2004-3                         Group 1 Total
----------------------                     -------------      -------------      -------------                         -------------
Invested Amount                           250,000,000.00     680,000,000.00     600,000,000.00                      1,530,000,000.00
Investor Finance Charge Collections         4,329,479.20      11,776,183.42      10,390,750.07                         26,496,412.69

Investor Monthly Interest                   1,137,855.22       1,081,302.04       2,165,469.37                          4,384,626.64
Investor Default Amount                       865,850.93       2,355,114.53       2,078,042.23                          5,299,007.70
Investor Monthly Fees                         416,666.67       1,133,333.33       1,000,000.00                          2,550,000.00
Investor Additional Amounts                         0.00               0.00               1.00                                  0.00
Total                                       2,420,372.82       4,569,749.91       5,243,511.61                         12,233,634.34

Reallocated Investor Finance
  Charge Collections                        4,750,892.16      10,908,762.51      10,836,758.02                         26,496,412.69
Available Excess                            2,330,519.34       6,339,012.60       5,593,246.41                         14,262,778.35

2. Group 2 Allocations                                        Series 2000-4      Series 2000-5     Series 2001-1       Series 2001-3
----------------------                                        -------------      -------------     -------------       -------------
Invested Amount                                            1,212,122,000.00     787,878,000.00    750,000,000.00      750,000,000.00
Investor Finance Charge Collections                           21,005,242.93      13,653,385.64     12,988,437.59       12,988,437.59

Investor Monthly Interest                                      3,743,536.88       2,429,890.64      2,315,138.13        2,307,743.33
Investor Default Amount                                        4,198,067.85       2,728,739.60      2,597,552.79        2,597,552.79
Investor Monthly Fees                                          2,020,203.33       1,313,130.00      1,250,000.00        1,250,000.00
Investor Additional Amounts                                            0.00               0.00              0.00                0.00
Total                                                          9,961,808.06       6,471,760.24      6,162,690.92        6,155,296.13

Reallocated Investor Finance
  Charge Collections                                          21,068,441.45      13,691,060.04     13,034,915.86       13,027,521.07
Investment Funding Account Proceeds                                8,003.00
Available Excess                                              11,128,451.40       7,228,279.80      6,872,224.95        6,872,224.95

2. Group 2 Allocations                     Series 2001-4      Series 2001-5      Series 2001-6     Series 2001-7       Series 2002-1
----------------------                     -------------      -------------      -------------     -------------       -------------
Invested Amount                           725,000,000.00     500,000,000.00     700,000,000.00    650,000,000.00      920,000,000.00
Investor Finance Charge Collections        12,555,489.67       8,658,958.39      12,122,541.75     11,256,645.91       15,932,483.45

Investor Monthly Interest                   2,230,818.56       1,558,667.08       2,147,474.19      1,994,530.96        2,819,027.71
Investor Default Amount                     2,510,967.70       1,731,701.86       2,424,382.61      2,251,212.42        3,186,331.43
Investor Monthly Fees                       1,208,333.33         833,333.33       1,166,666.67      1,083,333.33        1,533,333.33
Investor Additional Amounts                         0.00               0.00               0.00              0.00                0.00
Total                                       5,950,119.59       4,123,702.28       5,738,523.47      5,329,076.71        7,538,692.47

Reallocated Investor Finance
  Charge Collections                       12,593,270.37       8,705,185.58      12,152,600.08     11,285,005.00       15,968,621.74
Investment Funding Account Proceeds
Available Excess                            6,643,150.78       4,581,483.30       6,414,076.62      5,955,928.29        8,429,929.27

2. Group 2 Allocations                     Series 2002-2      Series 2002-3      Series 2002-4     Series 2002-5       Series 2002-6
----------------------                     -------------      -------------      -------------     -------------       -------------
Invested Amount                           940,000,000.00     920,000,000.00               0.00    600,000,000.00      720,000,000.00
Investor Finance Charge Collections        16,278,841.78      15,932,483.45               0.00     10,390,750.07       12,468,900.09

Investor Monthly Interest                   2,879,663.37       2,817,760.16               0.00      1,866,138.00        2,224,020.60
Investor Default Amount                     3,255,599.50       3,186,331.43               0.00      2,078,042.23        2,493,650.68
Investor Monthly Fees                       1,566,666.67       1,533,333.33               0.00      1,000,000.00        1,200,000.00
Investor Additional Amounts                         0.00               0.00               0.00              0.00                0.00
Total                                       7,701,929.53       7,537,424.91               0.00      4,944,180.23        5,917,671.28

Reallocated Investor Finance
  Charge Collections                       16,315,118.13      15,967,354.18               0.00     10,441,960.19       12,515,007.23
Investment Funding Account Proceeds
Available Excess                            8,613,188.60       8,429,929.27               0.00      5,497,779.96        6,597,335.95

2. Group 2 Allocations                      Series 2003-1      Series 2003-2    Series 2003-3     Series 2004-1        Series 2004-2
----------------------                      -------------      -------------    -------------     -------------        -------------
Invested Amount                            920,000,000.00   1,100,000,000.00   750,000,000.00    800,000,000.00       400,000,000.00
Investor Finance Charge Collections         15,932,483.45      19,049,708.47    12,988,437.59     13,854,333.43         6,927,166.72

Investor Monthly Interest                    2,819,027.71       3,368,303.28     2,295,537.08      2,427,079.56         1,246,244.78
Investor Default Amount                      3,186,331.43       3,809,744.10     2,597,552.79      2,770,722.98         1,385,361.49
Investor Monthly Fees                        1,533,333.33       1,833,333.33     1,250,000.00      1,333,333.33           666,666.67
Investor Additional Amounts                          0.00               0.00             0.00              0.00                 0.00
Total                                        7,538,692.47       9,011,380.71     6,143,089.88      6,531,135.87         3,298,272.93

Reallocated Investor Finance
  Charge Collections                        15,968,621.74      19,090,643.96    13,015,314.82     13,861,509.14         6,963,459.57
Investment Funding Account Proceeds
Available Excess                             8,429,929.27      10,079,263.25     6,872,224.95      7,330,373.28         3,665,186.64

2. Group 2 Allocations                      Series 2004-4      Series 2004-5    Series 2005-1     Series 2005-2        Series 2005-3
----------------------                      -------------      -------------    -------------     -------------        -------------
Invested Amount                          1,100,000,000.00   1,000,000,000.00   600,000,000.00    600,000,000.00       700,000,000.00
Investor Finance Charge Collections         19,049,708.47      17,317,916.79    10,390,750.07     10,390,750.07        12,122,541.75

Investor Monthly Interest                    3,340,454.94       3,034,064.72     1,783,471.33      1,827,310.50         2,062,181.14
Investor Default Amount                      3,809,744.10       3,463,403.72     2,078,042.23      2,078,042.23         2,424,382.61
Investor Monthly Fees                        1,833,333.33       1,666,666.67     1,000,000.00      1,000,000.00         1,166,666.67
Investor Additional Amounts                          0.00               0.00             0.00              0.00                 0.00
Total                                        8,983,532.37       8,164,135.11     4,861,513.57      4,905,352.73         5,653,230.41

Reallocated Investor Finance
  Charge Collections                        19,062,795.63      17,327,101.71    10,359,293.52     10,403,132.69        12,067,307.03
Investment Funding Account Proceeds
Available Excess                            10,079,263.25       9,162,966.60     5,497,779.96      5,497,779.96         6,414,076.62

2. Group 2 Allocations                      Series 2005-4      Series 2005-5                                           Group 2 Total
----------------------                      -------------      -------------                                           -------------
Invested Amount                            500,000,000.00   1,100,000,000.00                                       19,745,000,000.00
Investor Finance Charge Collections          8,658,958.39      19,049,708.47                                          341,965,062.01

Investor Monthly Interest                    1,508,292.08       2,679,875.00                                           59,726,251.73
Investor Default Amount                      1,731,701.86       3,809,744.10                                           68,384,906.53
Investor Monthly Fees                          833,333.33       1,833,333.33                                           32,908,333.33
Investor Additional Amounts                          0.00               1.00                                                    0.00
Total                                        4,073,327.28       8,322,952.43                                          161,019,491.59

Reallocated Investor Finance
  Charge Collections                         8,654,810.58      18,402,215.68                                          341,942,267.01
Investment Funding Account Proceeds                                                                                         8,003.00
Available Excess                             4,581,483.30      10,079,263.25                                          180,953,573.42

                                                  GROUP I           GROUP II
                                                  -------           --------
Group Investor Finance
  Charge Collections                        26,496,412.69     341,942,267.01
Group Expenses                              12,233,634.34     161,019,491.59
Reallocable Investor Finance
  Charge Collections                        14,262,778.35     180,922,775.42



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          262,068,079
61-90 Days Delinquent:                          146,571,915
90+ Days Delinquent:                            217,599,949
Total 30+ Days Delinquent:                      626,239,943




II. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,539,038,837.18       1,212,122,000.00       326,916,837.18
Beginning Adjusted Invested Amount                            N/A       1,212,122,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             26,652,946.52          21,005,242.93         5,661,518.58
Collections of Principal Receivables               396,492,489.07         312,271,046.85        84,221,442.22
Defaulted Amount                                     5,330,312.84           4,198,067.85         1,132,244.99

Ending Invested / Transferor Amounts             1,537,878,559.89       1,212,122,000.00       325,756,559.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                     5,000,000.00                   0.00                 0.00         5,000,000.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5350%                3.7600%              3.8881%
Monthly Interest Due                                 3,044,027.78             313,967.31           385,541.79         3,743,536.88
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   3,044,027.78             313,967.31           385,541.79         3,743,536.88
Investor Default Amount                              3,463,403.72             335,846.26           398,817.87         4,198,067.85
Investor Monthly Fees Due                            1,666,666.67             161,616.67           191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                            8,174,098.17             811,430.24           976,279.65         9,961,808.06

Reallocated Investor Finance Charge Collections                                                                      21,068,441.45
Interest and Principal Funding Investment Proceeds                                                                        8,003.00
Interest on Reserve Account                                                                                              13,815.00
Series Adjusted Portfolio Yield                                                                                           16.4086%
Base Rate                                                                                                                  5.5987%
Excess Spread Percentage                                                                                                  11.0172%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                   1,000,000,000.00          96,970,000.00       115,152,000.00     1,212,122,000.00
Interest Distributions                               3,044,027.78             313,967.31           385,541.79         3,743,536.88
Interest Deposits - Interest Funding Account        (3,044,027.78)           (313,967.31)                0.00        (3,357,995.09)
Interest Funding Account Distributions                       0.00                   0.00                 0.00                 0.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                          0.00                   0.00           385,541.79           385,541.79
Ending Interest Funding Account Balance              5,989,861.11             617,806.64                 0.00         6,607,667.76
Ending Certificates Balance                      1,000,000,000.00          96,970,000.00       115,152,000.00     1,212,122,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $385,541.79

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $385,541.79

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                     $17,394,250.80

          a.   Class A Monthly Interest:                        $3,044,027.78
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,463,403.72
          e.   Excess Spread:                                  $10,886,819.29

     2.   Class B Available Funds:                              $1,685,944.45

          a.   Class B Monthly Interest:                          $313,967.31
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,371,977.14

     3.   Collateral Available Funds:                           $2,002,061.21

          a.   Excess Spread:                                   $2,002,061.21

     4.   Total Excess Spread:                                 $14,260,857.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2000-4 Allocable Principal
          Collections:                                        $396,492,489.07

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                        $312,271,046.85

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $312,271,046.85

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,198,067.85

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $316,469,114.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $115,152,000.00

     2.   Required Collateral Invested Amount:                $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $316,469,114.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                       $14,260,857.64
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $335,846.26
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $385,541.79
     9.   Applied to unpaid Monthly Servicing Fee:              $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $398,817.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                             $11,120,448.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5987%
          b.   Prior Monthly Period                                   5.6479%
          c.   Second Prior Monthly Period                            5.2684%

     2.   Three Month Average Base Rate                               5.5050%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.4086%
          b.   Prior Monthly Period                                  16.3251%
          c.   Second Prior Monthly Period                           15.8260%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1866%



III. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,000,373,593.55         787,878,000.00       212,495,593.55
Beginning Adjusted Invested Amount                            N/A         787,878,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             17,324,386.65          13,653,385.64         3,679,981.01
Collections of Principal Receivables               257,719,692.66         202,975,845.55        54,743,847.11
Defaulted Amount                                     3,464,697.63           2,728,739.60           735,958.03

Ending Invested / Transferor Amounts               999,619,414.55         787,878,000.00       211,741,414.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                     3,250,000.00                   0.00                 0.00         3,250,000.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5281%                3.7681%              3.8881%
Monthly Interest Due                                 1,974,772.76             204,518.40           250,599.48         2,429,890.64
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,974,772.76             204,518.40           250,599.48         2,429,890.64
Investor Default Amount                              2,251,212.42             218,298.34           259,228.84         2,728,739.60
Investor Monthly Fees Due                            1,083,333.33             105,050.00           124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                            5,309,318.52             527,866.73           634,574.99         6,471,760.24

Reallocated Investor Finance Charge Collections                                                                      13,691,060.04
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               8,980.00
Series Adjusted Portfolio Yield                                                                                           16.3957%
Base Rate                                                                                                                  5.5936%
Excess Spread Percentage                                                                                                  11.0092%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     650,000,000.00          63,030,000.00        74,848,000.00       787,878,000.00
Interest Distributions                               1,974,772.76             204,518.40           250,599.48         2,429,890.64
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,974,772.76             204,518.40           250,599.48         2,429,890.64
Ending Certificates Balance                        650,000,000.00          63,030,000.00        74,848,000.00       787,878,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $250,599.48

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $250,599.48

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $11,302,544.33

          a.   Class A Monthly Interest:                        $1,974,772.76
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,251,212.42
          e.   Excess Spread:                                   $7,076,559.15

     2.   Class B Available Funds:                              $1,095,999.03

          a.   Class B Monthly Interest:                          $204,518.40
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $891,480.63

     3.   Collateral Available Funds:                           $1,301,496.67

          a.   Excess Spread:                                   $1,301,496.67

     4.   Total Excess Spread:                                  $9,269,536.46

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2000-5 Allocable Principal
          Collections:                                        $257,719,692.66

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                        $202,975,845.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $202,975,845.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,728,739.60

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $205,704,585.14

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $74,848,000.00

     2.   Required Collateral Invested Amount:                 $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $205,704,585.14

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                        $9,269,536.46
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $218,298.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $250,599.48
     9.   Applied to unpaid Monthly Servicing Fee:              $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $259,228.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,228,279.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5936%
          b.   Prior Monthly Period                                   5.4886%
          c.   Second Prior Monthly Period                            5.3568%

     2.   Three Month Average Base Rate                               5.4797%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3957%
          b.   Prior Monthly Period                                  16.1658%
          c.   Second Prior Monthly Period                           15.8989%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1535%



IV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              952,279,661.52         750,000,000.00       202,279,661.52
Beginning Adjusted Invested Amount                            N/A         750,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             16,491,499.94          12,988,437.59         3,503,062.35
Collections of Principal Receivables               245,329,568.15         193,217,584.65        52,111,983.50
Defaulted Amount                                     3,298,128.93           2,597,552.79           700,576.13

Ending Invested / Transferor Amounts               951,561,740.42         750,000,000.00       201,561,740.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5281%                3.8081%              3.8881%
Monthly Interest Due                                 1,879,831.77             196,753.38           238,552.98         2,315,138.13
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,879,831.77             196,753.38           238,552.98         2,315,138.13
Investor Default Amount                              2,142,981.05             207,804.22           246,767.52         2,597,552.79
Investor Monthly Fees Due                            1,031,250.00             100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,054,062.82             504,557.61           604,070.49         6,162,690.92

Reallocated Investor Finance Charge Collections                                                                      13,034,915.86
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3855%
Base Rate                                                                                                                  5.5969%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     618,750,000.00          60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                               1,879,831.77             196,753.38           238,552.98         2,315,138.13
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,879,831.77             196,753.38           238,552.98         2,315,138.13
Ending Certificates Balance                        618,750,000.00          60,000,000.00        71,250,000.00       750,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.28

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.28

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $238,552.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $238,552.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,753,805.59

          a.   Class A Monthly Interest:                        $1,879,831.77
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,142,981.05
          e.   Excess Spread:                                   $6,730,992.77

     2.   Class B Available Funds:                              $1,042,793.27

          a.   Class B Monthly Interest:                          $196,753.38
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $846,039.89

     3.   Collateral Available Funds:                           $1,238,317.01

          a.   Excess Spread:                                   $1,238,317.01

     4.   Total Excess Spread:                                  $8,815,349.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2001-1 Allocable Principal
          Collections:                                        $245,329,568.15

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                        $193,217,584.65

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $193,217,584.65

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,597,552.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $195,815,137.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $195,815,137.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                        $8,815,349.66
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $207,804.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $238,552.98
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $246,767.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,872,224.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5969%
          b.   Prior Monthly Period                                   5.4918%
          c.   Second Prior Monthly Period                            5.3600%

     2.   Three Month Average Base Rate                               5.4829%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3855%
          b.   Prior Monthly Period                                  16.1563%
          c.   Second Prior Monthly Period                           15.9022%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1480%



V. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              317,426,553.84         250,000,000.00        67,426,553.84
Beginning Adjusted Invested Amount                            N/A         250,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables              5,497,166.65           4,329,479.20         1,167,687.45
Collections of Principal Receivables                81,776,522.72          64,405,861.55        17,370,661.17
Defaulted Amount                                     1,099,376.31             865,850.93           233,525.38

Ending Invested / Transferor Amounts               317,187,246.81         250,000,000.00        67,187,246.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  5.5300%                5.8300%              4.2381%
Monthly Interest Due                                   996,552.08              72,875.00            68,428.14         1,137,855.22
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                     996,552.08              72,875.00            68,428.14         1,137,855.22
Investor Default Amount                                748,961.06              51,951.06            64,938.82           865,850.93
Investor Monthly Fees Due                              360,416.67              25,000.00            31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                            2,105,929.81             149,826.06           164,616.96         2,420,372.82

Reallocated Investor Finance Charge Collections                                                                       4,750,892.16
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.2973%
Base Rate                                                                                                                  7.3213%
Excess Spread Percentage                                                                                                  11.1865%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------          -----------                -----

Beginning Certificates Balance                     216,250,000.00          15,000,000.00        18,750,000.00       250,000,000.00
Interest Distributions                                 996,552.08              72,875.00            68,428.14         1,137,855.22
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                    996,552.08              72,875.00            68,428.14         1,137,855.22
Ending Certificates Balance                        216,250,000.00          15,000,000.00        18,750,000.00       250,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $68,428.14

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $68,428.14

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $4,109,521.72

          a.   Class A Monthly Interest:                          $996,552.08
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $748,961.06
          e.   Excess Spread:                                   $2,364,008.58

     2.   Class B Available Funds:                                $285,053.53

          a.   Class B Monthly Interest:                           $72,875.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $212,178.53

     3.   Collateral Available Funds:                             $356,316.91

          a.   Excess Spread:                                     $356,316.91

     4.   Total Excess Spread:                                  $2,932,504.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2001-2 Allocable Principal
          Collections:                                         $81,776,522.72

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                         $64,405,861.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $64,405,861.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $865,850.93

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $65,271,712.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $18,750,000.00

     2.   Required Collateral Invested Amount:                 $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $65,271,712.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                        $2,932,504.02
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                 $51,951.06
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $68,428.14
     9.   Applied to unpaid Monthly Servicing Fee:                $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $64,938.82
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $2,330,519.34

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.3213%
          b.   Prior Monthly Period                                   7.5418%
          c.   Second Prior Monthly Period                            7.5319%

     2.   Three Month Average Base Rate                               7.4650%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                18.2973%
          b.   Prior Monthly Period                                  18.1708%
          c.   Second Prior Monthly Period                           17.9201%

     4.   Three Month Average Series Adjusted Portfolio Yield        18.1294%



VI. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              952,279,661.52         750,000,000.00       202,279,661.52
Beginning Adjusted Invested Amount                            N/A         750,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             16,491,499.94          12,988,437.59         3,503,062.35
Collections of Principal Receivables               245,329,568.15         193,217,584.65        52,111,983.50
Defaulted Amount                                     3,298,128.93           2,597,552.79           700,576.13

Ending Invested / Transferor Amounts               951,561,740.42         750,000,000.00       201,561,740.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5181%                3.7681%              3.8881%
Monthly Interest Due                                 1,874,503.64             194,686.72           238,552.98         2,307,743.33
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,874,503.64             194,686.72           238,552.98         2,307,743.33
Investor Default Amount                              2,142,981.05             207,804.22           246,767.52         2,597,552.79
Investor Monthly Fees Due                            1,031,250.00             100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,048,734.69             502,490.94           604,070.49         6,155,296.13

Reallocated Investor Finance Charge Collections                                                                      13,027,521.07
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3739%
Base Rate                                                                                                                  5.5853%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     618,750,000.00          60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                               1,874,503.64             194,686.72           238,552.98         2,307,743.33
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,874,503.64             194,686.72           238,552.98         2,307,743.33
Ending Certificates Balance                        618,750,000.00          60,000,000.00        71,250,000.00       750,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.03

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.03

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $238,552.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $238,552.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,747,704.88

          a.   Class A Monthly Interest:                        $1,874,503.64
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,142,981.05
          e.   Excess Spread:                                   $6,730,220.19

     2.   Class B Available Funds:                              $1,042,201.69

          a.   Class B Monthly Interest:                          $194,686.72
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $847,514.97

     3.   Collateral Available Funds:                           $1,237,614.50

          a.   Excess Spread:                                   $1,237,614.50

     4.   Total Excess Spread:                                  $8,815,349.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2001-3 Allocable Principal
          Collections:                                        $245,329,568.15

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                        $193,217,584.65

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $193,217,584.65

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,597,552.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $195,815,137.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $195,815,137.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                        $8,815,349.66
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $207,804.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $238,552.98
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $246,767.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,872,224.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5853%
          b.   Prior Monthly Period                                   5.4802%
          c.   Second Prior Monthly Period                            5.3484%

     2.   Three Month Average Base Rate                               5.4713%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3739%
          b.   Prior Monthly Period                                  16.1447%
          c.   Second Prior Monthly Period                           15.8905%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1364%



VII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              920,537,006.14         725,000,000.00       195,537,006.14
Beginning Adjusted Invested Amount                            N/A         725,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             15,941,783.27          12,555,489.67         3,386,293.60
Collections of Principal Receivables               237,151,915.88         186,776,998.50        50,374,917.38
Defaulted Amount                                     3,188,191.29           2,510,967.70           677,223.60

Ending Invested / Transferor Amounts               919,843,015.74         725,000,000.00       194,843,015.74


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5181%                3.7681%              3.8881%
Monthly Interest Due                                 1,812,020.19             188,197.16           230,601.21         2,230,818.56
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,812,020.19             188,197.16           230,601.21         2,230,818.56
Investor Default Amount                              2,071,548.35             200,877.42           238,541.93         2,510,967.70
Investor Monthly Fees Due                              996,875.00              96,666.67           114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                            4,880,443.54             485,741.24           583,934.81         5,950,119.59

Reallocated Investor Finance Charge Collections                                                                      12,593,270.37
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3739%
Base Rate                                                                                                                  5.5853%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     598,125,000.00          58,000,000.00        68,875,000.00       725,000,000.00
Interest Distributions                               1,812,020.19             188,197.16           230,601.21         2,230,818.56
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,812,020.19             188,197.16           230,601.21         2,230,818.56
Ending Certificates Balance                        598,125,000.00          58,000,000.00        68,875,000.00       725,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.03

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.03

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution i
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $230,601.21

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $230,601.21

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,389,448.06

          a.   Class A Monthly Interest:                        $1,812,020.19
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,071,548.35
          e.   Excess Spread:                                   $6,505,879.52

     2.   Class B Available Funds:                              $1,007,461.63

          a.   Class B Monthly Interest:                          $188,197.16
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $819,264.47

     3.   Collateral Available Funds:                           $1,196,360.69

          a.   Excess Spread:                                   $1,196,360.69

     4.   Total Excess Spread:                                  $8,521,504.67

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2001-4 Allocable Principal
          Collections:                                        $237,151,915.88

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                        $186,776,998.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $186,776,998.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,510,967.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $189,287,966.19

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,875,000.00

     2.   Required Collateral Invested Amount:                 $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $189,287,966.19

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                        $8,521,504.67
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $200,877.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $230,601.21
     9.   Applied to unpaid Monthly Servicing Fee:              $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $238,541.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,643,150.78

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5853%
          b.   Prior Monthly Period                                   5.4802%
          c.   Second Prior Monthly Period                            5.3484%

     2.   Three Month Average Base Rate                               5.4713%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3739%
          b.   Prior Monthly Period                                  16.1447%
          c.   Second Prior Monthly Period                           15.8905%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1364%



VIII. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              634,853,107.68         500,000,000.00       134,853,107.68
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             10,994,333.29           8,658,958.39         2,335,374.90
Collections of Principal Receivables               163,553,045.43         128,811,723.10        34,741,322.33
Defaulted Amount                                     2,198,752.62           1,731,701.86           467,050.76

Ending Invested / Transferor Amounts               634,374,493.61         500,000,000.00       134,374,493.61


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5681%                3.8381%              3.8881%
Monthly Interest Due                                 1,267,429.51             132,202.26           159,035.32         1,558,667.08
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,267,429.51             132,202.26           159,035.32         1,558,667.08
Investor Default Amount                              1,428,654.04             138,536.15           164,511.68         1,731,701.86
Investor Monthly Fees Due                              687,500.00              66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,383,583.55             337,405.07           402,713.66         4,123,702.28

Reallocated Investor Finance Charge Collections                                                                       8,705,185.58
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.4214%
Base Rate                                                                                                                  5.6328%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     412,500,000.00          40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                               1,267,429.51             132,202.26           159,035.32         1,558,667.08
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,267,429.51             132,202.26           159,035.32         1,558,667.08
Ending Certificates Balance                        412,500,000.00          40,000,000.00        47,500,000.00       500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.07

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.07

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.31

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.31

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $159,035.32

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $159,035.32

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,181,778.10

          a.   Class A Monthly Interest:                        $1,267,429.51
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,428,654.04
          e.   Excess Spread:                                   $4,485,694.55

     2.   Class B Available Funds:                                $696,414.85

          a.   Class B Monthly Interest:                          $132,202.26
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $564,212.59

     3.   Collateral Available Funds:                             $826,992.63

          a.   Excess Spread:                                     $826,992.63

     4.   Total Excess Spread:                                  $5,876,899.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2001-5 Allocable Principal
          Collections:                                        $163,553,045.43

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                        $128,811,723.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $128,811,723.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,731,701.86

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $130,543,424.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $47,500,000.00

     2.   Required Collateral Invested Amount:                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $130,543,424.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                        $5,876,899.77
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $138,536.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $159,035.32
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $164,511.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,581,483.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.6328%
          b.   Prior Monthly Period                                   5.5277%
          c.   Second Prior Monthly Period                            5.3959%

     2.   Three Month Average Base Rate                               5.5188%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.4214%
          b.   Prior Monthly Period                                  16.1922%
          c.   Second Prior Monthly Period                           15.9380%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1839%



IX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              888,794,350.76         700,000,000.00       188,794,350.76
Beginning Adjusted Invested Amount                            N/A         700,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             15,392,066.61          12,122,541.75         3,269,524.86
Collections of Principal Receivables               228,974,263.60         180,336,412.34        48,637,851.26
Defaulted Amount                                     3,078,253.66           2,424,382.61           653,871.06

Ending Invested / Transferor Amounts               888,124,291.05         700,000,000.00       188,124,291.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5081%                3.7381%              3.8881%
Monthly Interest Due                                 1,744,563.81             180,260.94           222,649.44         2,147,474.19
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,744,563.81             180,260.94           222,649.44         2,147,474.19
Investor Default Amount                              2,000,115.65             193,950.61           230,316.35         2,424,382.61
Investor Monthly Fees Due                              962,500.00              93,333.33           110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                            4,707,179.47             467,544.88           563,799.13         5,738,523.47

Reallocated Investor Finance Charge Collections                                                                      12,152,600.08
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3631%
Base Rate                                                                                                                  5.5745%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     577,500,000.00          56,000,000.00        66,500,000.00       700,000,000.00
Interest Distributions                               1,744,563.81             180,260.94           222,649.44         2,147,474.19
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,744,563.81             180,260.94           222,649.44         2,147,474.19
Ending Certificates Balance                        577,500,000.00          56,000,000.00        66,500,000.00       700,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.02

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.02

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $222,649.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $222,649.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,025,895.07

          a.   Class A Monthly Interest:                        $1,744,563.81
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,000,115.65
          e.   Excess Spread:                                   $6,281,215.60

     2.   Class B Available Funds:                                $972,208.01

          a.   Class B Monthly Interest:                          $180,260.94
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $791,947.07

     3.   Collateral Available Funds:                           $1,154,497.01

          a.   Excess Spread:                                   $1,154,497.01

     4.   Total Excess Spread:                                  $8,227,659.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2001-6 Allocable Principal
          Collections:                                        $228,974,263.60

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                        $180,336,412.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $180,336,412.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,424,382.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $182,760,794.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $66,500,000.00

     2.   Required Collateral Invested Amount:                 $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $182,760,794.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                        $8,227,659.68
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $193,950.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $222,649.44
     9.   Applied to unpaid Monthly Servicing Fee:              $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $230,316.35
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,414,076.62

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5745%
          b.   Prior Monthly Period                                   5.4694%
          c.   Second Prior Monthly Period                            5.3376%

     2.   Three Month Average Base Rate                               5.4605%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3631%
          b.   Prior Monthly Period                                  16.1339%
          c.   Second Prior Monthly Period                           15.8797%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1256%



X. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations           Interest                Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              825,309,039.99         650,000,000.00       175,309,039.99
Beginning Adjusted Invested Amount                            N/A         650,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             14,292,633.28          11,256,645.91         3,035,987.37
Collections of Principal Receivables               212,618,959.06         167,455,240.03        45,163,719.03
Defaulted Amount                                     2,858,378.40           2,251,212.42           607,165.98

Ending Invested / Transferor Amounts               824,686,841.69         650,000,000.00       174,686,841.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5081%                3.7481%              3.8881%
Monthly Interest Due                                 1,619,952.11             167,832.93           206,745.91         1,994,530.96
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,619,952.11             167,832.93           206,745.91         1,994,530.96
Investor Default Amount                              1,857,250.25             180,096.99           213,865.18         2,251,212.42
Investor Monthly Fees Due                              893,750.00              86,666.67           102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                            4,370,952.36             434,596.59           523,527.76         5,329,076.71

Reallocated Investor Finance Charge Collections                                                                      11,285,005.00
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3639%
Base Rate                                                                                                                  5.5753%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     536,250,000.00          52,000,000.00        61,750,000.00       650,000,000.00
Interest Distributions                               1,619,952.11             167,832.93           206,745.91         1,994,530.96
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,619,952.11             167,832.93           206,745.91         1,994,530.96
Ending Certificates Balance                        536,250,000.00          52,000,000.00        61,750,000.00       650,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.02

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.02

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.23

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.23

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $206,745.91

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $206,745.91

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,310,129.12

          a.   Class A Monthly Interest:                        $1,619,952.11
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,857,250.25
          e.   Excess Spread:                                   $5,832,926.76

     2.   Class B Available Funds:                                $902,800.40

          a.   Class B Monthly Interest:                          $167,832.93
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $734,967.47

     3.   Collateral Available Funds:                           $1,072,075.47

          a.   Excess Spread:                                   $1,072,075.47

     4.   Total Excess Spread:                                  $7,639,969.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2001-7 Allocable Principal
          Collections:                                        $212,618,959.06

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                        $167,455,240.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $167,455,240.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,251,212.42

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $169,706,452.45

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $61,750,000.00

     2.   Required Collateral Invested Amount:                 $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $169,706,452.45

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                        $7,639,969.71
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $180,096.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $206,745.91
     9.   Applied to unpaid Monthly Servicing Fee:              $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $213,865.18
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,955,928.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5753%
          b.   Prior Monthly Period                                   5.4702%
          c.   Second Prior Monthly Period                            5.3384%

     2.   Three Month Average Base Rate                               5.4613%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3639%
          b.   Prior Monthly Period                                  16.1347%
          c.   Second Prior Monthly Period                           15.8806%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1264%



XI. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations           Interest                Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,168,129,718.14         920,000,000.00       248,129,718.14
Beginning Adjusted Invested Amount                            N/A         920,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             20,229,573.26          15,932,483.45         4,297,089.81
Collections of Principal Receivables               300,937,603.59         237,013,570.50        63,924,033.09
Defaulted Amount                                     4,045,704.82           3,186,331.43           859,373.39

Ending Invested / Transferor Amounts             1,167,249,068.24         920,000,000.00       247,249,068.24


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4981%                3.7881%              3.8881%
Monthly Interest Due                                 2,286,319.47             240,083.26           292,624.98         2,819,027.71
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,286,319.47             240,083.26           292,624.98         2,819,027.71
Investor Default Amount                              2,628,723.43             254,906.51           302,701.49         3,186,331.43
Investor Monthly Fees Due                            1,265,000.00             122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,180,042.89             617,656.44           740,993.14         7,538,692.47

Reallocated Investor Finance Charge Collections                                                                      15,968,621.74
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3588%
Base Rate                                                                                                                  5.5702%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     759,000,000.00          73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                               2,286,319.47             240,083.26           292,624.98         2,819,027.71
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,286,319.47             240,083.26           292,624.98         2,819,027.71
Ending Certificates Balance                        759,000,000.00          73,600,000.00        87,400,000.00       920,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.26

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.26

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $292,624.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $292,624.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,174,112.93

          a.   Class A Monthly Interest:                        $2,286,319.47
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,628,723.43
          e.   Excess Spread:                                   $8,259,070.04

     2.   Class B Available Funds:                              $1,277,489.74

          a.   Class B Monthly Interest:                          $240,083.26
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,037,406.48

     3.   Collateral Available Funds:                           $1,517,019.07

          a.   Excess Spread:                                   $1,517,019.07

     4.   Total Excess Spread:                                 $10,813,495.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2002-1 Allocable Principal
          Collections:                                        $300,937,603.59

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                        $237,013,570.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $237,013,570.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,186,331.43

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $240,199,901.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $240,199,901.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                       $10,813,495.58
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $254,906.51
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $292,624.98
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $302,701.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,429,929.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5702%
          b.   Prior Monthly Period                                   5.4651%
          c.   Second Prior Monthly Period                            5.3333%

     2.   Three Month Average Base Rate                               5.4562%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3588%
          b.   Prior Monthly Period                                  16.1295%
          c.   Second Prior Monthly Period                           15.8754%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1213%



XII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,193,523,842.44         940,000,000.00       253,523,842.44
Beginning Adjusted Invested Amount                            N/A         940,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             20,669,346.59          16,278,841.78         4,390,504.81
Collections of Principal Receivables               307,479,725.41         242,166,039.43        65,313,685.98
Defaulted Amount                                     4,133,654.92           3,255,599.50           878,055.42

Ending Invested / Transferor Amounts             1,192,624,047.99         940,000,000.00       252,624,047.99


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4981%                3.7781%              3.8881%
Monthly Interest Due                                 2,336,022.06             244,654.91           298,986.40         2,879,663.37
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,336,022.06             244,654.91           298,986.40         2,879,663.37
Investor Default Amount                              2,685,869.59             260,447.96           309,281.95         3,255,599.50
Investor Monthly Fees Due                            1,292,500.00             125,333.33           148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                            6,314,391.65             630,436.20           757,101.68         7,701,929.53

Reallocated Investor Finance Charge Collections                                                                      16,315,118.13
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3580%
Base Rate                                                                                                                  5.5694%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     775,500,000.00          75,200,000.00        89,300,000.00       940,000,000.00
Interest Distributions                               2,336,022.06             244,654.91           298,986.40         2,879,663.37
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,336,022.06             244,654.91           298,986.40         2,879,663.37
Ending Certificates Balance                        775,500,000.00          75,200,000.00        89,300,000.00       940,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.25

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.25

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $298,986.40

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $298,986.40

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,459,972.46

          a.   Class A Monthly Interest:                        $2,336,022.06
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,685,869.59
          e.   Excess Spread:                                   $8,438,080.81

     2.   Class B Available Funds:                              $1,305,209.45

          a.   Class B Monthly Interest:                          $244,654.91
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,060,554.54

     3.   Collateral Available Funds:                           $1,549,936.22

          a.   Excess Spread:                                   $1,549,936.22

     4.   Total Excess Spread:                                 $11,048,571.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2002-2 Allocable Principal
          Collections:                                        $307,479,725.41

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                        $242,166,039.43

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $242,166,039.43

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,255,599.50

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $245,421,638.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $89,300,000.00

     2.   Required Collateral Invested Amount:                 $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $245,421,638.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                       $11,048,571.58
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $260,447.96
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $298,986.40
     9.   Applied to unpaid Monthly Servicing Fee:              $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $309,281.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,613,188.60

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5694%
          b.   Prior Monthly Period                                   5.4643%
          c.   Second Prior Monthly Period                            5.3325%

     2.   Three Month Average Base Rate                               5.4554%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3580%
          b.   Prior Monthly Period                                  16.1287%
          c.   Second Prior Monthly Period                           15.8746%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1205%



XIII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,168,129,718.14         920,000,000.00       248,129,718.14
Beginning Adjusted Invested Amount                            N/A         920,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             20,229,573.26          15,932,483.45         4,297,089.81
Collections of Principal Receivables               300,937,603.59         237,013,570.50        63,924,033.09
Defaulted Amount                                     4,045,704.82           3,186,331.43           859,373.39

Ending Invested / Transferor Amounts             1,167,249,068.24         920,000,000.00       247,249,068.24


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B             Interest                Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4981%                3.7681%              3.8881%
Monthly Interest Due                                 2,286,319.47             238,815.71           292,624.98         2,817,760.16
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,286,319.47             238,815.71           292,624.98         2,817,760.16
Investor Default Amount                              2,628,723.43             254,906.51           302,701.49         3,186,331.43
Investor Monthly Fees Due                            1,265,000.00             122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,180,042.89             616,388.89           740,993.14         7,537,424.91

Reallocated Investor Finance Charge Collections                                                                      15,967,354.18
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3572%
Base Rate                                                                                                                  5.5686%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     759,000,000.00          73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                               2,286,319.47             238,815.71           292,624.98         2,817,760.16
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,286,319.47             238,815.71           292,624.98         2,817,760.16
Ending Certificates Balance                        759,000,000.00          73,600,000.00        87,400,000.00       920,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect oClass A Additional Interest:                         $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F.   Information regarding distributions in respect of the Class
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $292,624.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $292,624.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,173,067.20

          a.   Class A Monthly Interest:                        $2,286,319.47
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,628,723.43
          e.   Excess Spread:                                   $8,258,024.31

     2.   Class B Available Funds:                              $1,277,388.33

          a.   Class B Monthly Interest:                          $238,815.71
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,038,572.63

     3.   Collateral Available Funds:                           $1,516,898.65

          a.   Excess Spread:                                   $1,516,898.65

     4.   Total Excess Spread:                                 $10,813,495.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2002-3 Allocable Principal
          Collections:                                        $300,937,603.59

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                        $237,013,570.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $237,013,570.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,186,331.43

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $240,199,901.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $240,199,901.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                       $10,813,495.58
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $254,906.51
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $292,624.98
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $302,701.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,429,929.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5685%
          b.   Prior Monthly Period                                   5.4635%
          c.   Second Prior Monthly Period                            5.3317%

     2.   Three Month Average Base Rate                               5.4546%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3572%
          b.   Prior Monthly Period                                  16.1279%
          c.   Second Prior Monthly Period                           15.8738%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1196%



XIV. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount                        0.00                   0.00                 0.00
Beginning Adjusted Invested Amount                            N/A                   0.00                  N/A
Floating Allocation Percentage                                N/A                0.0000%              0.0000%
Principal Allocation Percentage                               N/A                0.0000%              0.0000%
Collections of Finance Chg. Receivables                      0.00                   0.00                 0.00
Collections of Principal Receivables                         0.00                   0.00                 0.00
Defaulted Amount                                             0.00                   0.00                 0.00

Ending Invested / Transferor Amounts                         0.00                   0.00                 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  0.0000%                0.0000%              0.0000%
Monthly Interest Due                                         0.00                   0.00                 0.00                 0.00
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                           0.00                   0.00                 0.00                 0.00
Investor Default Amount                                      0.00                   0.00                 0.00                 0.00
Investor Monthly Fees Due                                    0.00                   0.00                 0.00                 0.00
Investor Additional Amounts Due
Total Due                                                    0.00                   0.00                 0.00                 0.00

Reallocated Investor Finance Charge Collections                                                                               0.00
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                            0.0000%
Base Rate                                                                                                                  0.0000%
Excess Spread Percentage                                                                                                   0.0000%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                ------

Beginning Certificates Balance                               0.00                   0.00                 0.00                 0.00
Interest Distributions                                       0.00                   0.00                 0.00                 0.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                          0.00                   0.00                 0.00                 0.00
Ending Certificates Balance                                  0.00                   0.00                 0.00                 0.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $0.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                              $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                             $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                      $0.00

          a.   Class A Monthly Interest:                                $0.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):            $0.00
          e.   Excess Spread:                                           $0.00

     2.   Class B Available Funds:                                      $0.00

          a.   Class B Monthly Interest:                                $0.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                           $0.00

     3.   Collateral Available Funds:                                   $0.00

          a.   Excess Spread:                                           $0.00

     4.   Total Excess Spread:                                          $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              $0.00

     2.   Series 2002-4 Allocable Principal
          Collections:                                                  $0.00

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                                  $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                          $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                  $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                       $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                     N/A

     2.   Required Collateral Invested Amount :                           N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     4.   Treated as Shared Principal Collections:                        N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    $0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     3.   Principal Distribution:                                       $0.00

     4.   Treated as Shared Principal Collections:                      $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                                $0.00
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                      $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                       $0.00
     9.   Applied to unpaid Monthly Servicing Fee:                      $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                              $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                                      $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                     N\A
          b.   Prior Monthly Period                                       N\A
          c.   Second Prior Monthly Period                                N\A

     2.   Three Month Average Base Rate                                   N\A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                     N\A
          b.   Prior Monthly Period                                       N\A
          c.   Second Prior Monthly Period                                N\A

     4.   Three Month Average Series Adjusted Portfolio Yield             N\A



XV. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              761,823,729.22         600,000,000.00       161,823,729.22
Beginning Adjusted Invested Amount                            N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             13,193,199.95          10,390,750.07         2,802,449.88
Collections of Principal Receivables               196,263,654.52         154,574,067.72        41,689,586.80
Defaulted Amount                                     2,638,503.14           2,078,042.23           560,460.91

Ending Invested / Transferor Amounts               761,249,392.33         600,000,000.00       161,249,392.33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5581%                3.8381%              3.8881%
Monthly Interest Due                                 1,516,652.91             158,642.71           190,842.38         1,866,138.00
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,516,652.91             158,642.71           190,842.38         1,866,138.00
Investor Default Amount                              1,714,384.84             166,243.38           197,414.01         2,078,042.23
Investor Monthly Fees Due                              825,000.00              80,000.00            95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,056,037.76             404,886.09           483,256.39         4,944,180.23

Reallocated Investor Finance Charge Collections                                                                      10,441,960.19
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.4131%
Base Rate                                                                                                                  5.6244%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     495,000,000.00          48,000,000.00        57,000,000.00       600,000,000.00
Interest Distributions                               1,516,652.91             158,642.71           190,842.38         1,866,138.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,516,652.91             158,642.71           190,842.38         1,866,138.00
Ending Certificates Balance                        495,000,000.00          48,000,000.00        57,000,000.00       600,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.06

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.06

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.31

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.31

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $190,842.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $190,842.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,614,617.16

          a.   Class A Monthly Interest:                        $1,516,652.91
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,714,384.84
          e.   Excess Spread:                                   $5,383,579.40

     2.   Class B Available Funds:                                $835,356.82

          a.   Class B Monthly Interest:                          $158,642.71
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $676,714.11

     3.   Collateral Available Funds:                             $991,986.22

          a.   Excess Spread:                                     $991,986.22

     4.   Total Excess Spread:                                  $7,052,279.73

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2002-5 Allocable Principal
          Collections:                                        $196,263,654.52

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                        $154,574,067.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,574,067.72

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,078,042.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,652,109.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $57,000,000.00

     2.   Required Collateral Invested Amount:                 $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,652,109.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                        $7,052,279.73
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $166,243.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $190,842.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $197,414.01
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,497,779.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.6244%
          b.   Prior Monthly Period                                   5.5194%
          c.   Second Prior Monthly Period                            5.3876%

     2.   Three Month Average Base Rate                               5.5104%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.4131%
          b.   Prior Monthly Period                                  16.1838%
          c.   Second Prior Monthly Period                           15.9297%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1755%



XVI. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              914,188,475.06         720,000,000.00       194,188,475.06
Beginning Adjusted Invested Amount                            N/A         720,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             15,831,839.94          12,468,900.09         3,362,939.85
Collections of Principal Receivables               235,516,385.42         185,488,881.26        50,027,504.16
Defaulted Amount                                     3,166,203.77           2,493,650.68           672,553.09

Ending Invested / Transferor Amounts               913,499,270.80         720,000,000.00       193,499,270.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5281%                3.8381%              3.8881%
Monthly Interest Due                                 1,804,638.50             190,371.25           229,010.86         2,224,020.60
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,804,638.50             190,371.25           229,010.86         2,224,020.60
Investor Default Amount                              2,057,261.81             199,492.05           236,896.81         2,493,650.68
Investor Monthly Fees Due                              990,000.00              96,000.00           114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                            4,851,900.31             485,863.30           579,907.67         5,917,671.28

Reallocated Investor Finance Charge Collections                                                                      12,515,007.23
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3880%
Base Rate                                                                                                                  5.5993%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     594,000,000.00          57,600,000.00        68,400,000.00       720,000,000.00
Interest Distributions                               1,804,638.50             190,371.25           229,010.86         2,224,020.60
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,804,638.50             190,371.25           229,010.86         2,224,020.60
Ending Certificates Balance                        594,000,000.00          57,600,000.00        68,400,000.00       720,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.31

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.31

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $229,010.86

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $229,010.86

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,324,880.96

          a.   Class A Monthly Interest:                        $1,804,638.50
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,057,261.81
          e.   Excess Spread:                                   $6,462,980.66

     2.   Class B Available Funds:                              $1,001,200.58

          a.   Class B Monthly Interest:                          $190,371.25
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $810,829.33

     3.   Collateral Available Funds:                           $1,188,925.69

          a.   Excess Spread:                                   $1,188,925.69

     4.   Total Excess Spread:                                  $8,462,735.67

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2002-6 Allocable Principal
          Collections:                                        $235,516,385.42

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                        $185,488,881.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $185,488,881.26

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,493,650.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $187,982,531.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,400,000.00

     2.   Required Collateral Invested Amount:                 $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $187,982,531.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                        $8,462,735.67
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $199,492.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $229,010.86
     9.   Applied to unpaid Monthly Servicing Fee:              $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $236,896.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,597,335.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5993%
          b.   Prior Monthly Period                                   5.4943%
          c.   Second Prior Monthly Period                            5.3625%

     2.   Three Month Average Base Rate                               5.4853%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3880%
          b.   Prior Monthly Period                                  16.1587%
          c.   Second Prior Monthly Period                           15.9046%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1504%



XVII. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,168,129,718.14         920,000,000.00       248,129,718.14
Beginning Adjusted Invested Amount                            N/A         920,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             20,229,573.26          15,932,483.45         4,297,089.81
Collections of Principal Receivables               300,937,603.59         237,013,570.50        63,924,033.09
Defaulted Amount                                     4,045,704.82           3,186,331.43           859,373.39

Ending Invested / Transferor Amounts             1,167,249,068.24         920,000,000.00       247,249,068.24


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4981%                3.7881%              3.8881%
Monthly Interest Due                                 2,286,319.47             240,083.26           292,624.98         2,819,027.71
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,286,319.47             240,083.26           292,624.98         2,819,027.71
Investor Default Amount                              2,628,723.43             254,906.51           302,701.49         3,186,331.43
Investor Monthly Fees Due                            1,265,000.00             122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,180,042.89             617,656.44           740,993.14         7,538,692.47

Reallocated Investor Finance Charge Collections                                                                      15,968,621.74
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3588%
Base Rate                                                                                                                  5.5702%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     759,000,000.00          73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                               2,286,319.47             240,083.26           292,624.98         2,819,027.71
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,286,319.47             240,083.26           292,624.98         2,819,027.71
Ending Certificates Balance                        759,000,000.00          73,600,000.00        87,400,000.00       920,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.26

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.26

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $292,624.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $292,624.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,174,112.93

          a.   Class A Monthly Interest:                        $2,286,319.47
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,628,723.43
          e.   Excess Spread:                                   $8,259,070.04

     2.   Class B Available Funds:                              $1,277,489.74

          a.   Class B Monthly Interest:                          $240,083.26
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,037,406.48

     3.   Collateral Available Funds:                           $1,517,019.07

          a.   Excess Spread:                                   $1,517,019.07

     4.   Total Excess Spread:                                 $10,813,495.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2003-1 Allocable Principal
          Collections:                                        $300,937,603.59

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                        $237,013,570.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $237,013,570.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,186,331.43

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $240,199,901.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $240,199,901.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                       $10,813,495.58
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $254,906.51
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $292,624.98
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $302,701.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,429,929.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5702%
          b.   Prior Monthly Period                                   5.4651%
          c.   Second Prior Monthly Period                            5.3333%

     2.   Three Month Average Base Rate                               5.4562%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3588%
          b.   Prior Monthly Period                                  16.1295%
          c.   Second Prior Monthly Period                           15.8754%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1213%



XVIII. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,396,676,836.90       1,100,000,000.00       296,676,836.90
Beginning Adjusted Invested Amount                            N/A       1,100,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             24,187,533.24          19,049,708.47         5,137,824.77
Collections of Principal Receivables               359,816,699.95         283,385,790.82        76,430,909.13
Defaulted Amount                                     4,837,255.76           3,809,744.10         1,027,511.66

Ending Invested / Transferor Amounts             1,395,623,885.94       1,100,000,000.00       295,623,885.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4981%                3.7581%              3.8881%
Monthly Interest Due                                 2,733,642.84             284,782.74           349,877.70         3,368,303.28
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,733,642.84             284,782.74           349,877.70         3,368,303.28
Investor Default Amount                              3,143,038.88             304,779.53           361,925.69         3,809,744.10
Investor Monthly Fees Due                            1,512,500.00             146,666.67           174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                            7,389,181.72             736,228.93           885,970.05         9,011,380.71

Reallocated Investor Finance Charge Collections                                                                      19,090,643.96
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3564%
Base Rate                                                                                                                  5.5677%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     907,500,000.00          88,000,000.00       104,500,000.00     1,100,000,000.00
Interest Distributions                               2,733,642.84             284,782.74           349,877.70         3,368,303.28
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,733,642.84             284,782.74           349,877.70         3,368,303.28
Ending Certificates Balance                        907,500,000.00          88,000,000.00       104,500,000.00     1,100,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $349,877.70

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $349,877.70

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,749,781.27

          a.   Class A Monthly Interest:                        $2,733,642.84
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,143,038.88
          e.   Excess Spread:                                   $9,873,099.55

     2.   Class B Available Funds:                              $1,527,251.52

          a.   Class B Monthly Interest:                          $284,782.74
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,242,468.78

     3.   Collateral Available Funds:                           $1,813,611.18

          a.   Excess Spread:                                   $1,813,611.18

     4.   Total Excess Spread:                                 $12,929,179.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2003-2 Allocable Principal
          Collections:                                        $359,816,699.95

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                        $283,385,790.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $283,385,790.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,809,744.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $287,195,534.92

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $104,500,000.00

     2.   Required Collateral Invested Amount:                $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $287,195,534.92

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                       $12,929,179.50
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $304,779.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $349,877.70
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $361,925.69
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                             $10,079,263.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5677%
          b.   Prior Monthly Period                                   5.4627%
          c.   Second Prior Monthly Period                            5.3309%

     2.   Three Month Average Base Rate                               5.4538%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3564%
          b.   Prior Monthly Period                                  16.1271%
          c.   Second Prior Monthly Period                           15.8730%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1188%



XIX. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              952,279,661.52         750,000,000.00       202,279,661.52
Beginning Adjusted Invested Amount                            N/A         750,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             16,491,499.94          12,988,437.59         3,503,062.35
Collections of Principal Receivables               245,329,568.15         193,217,584.65        52,111,983.50
Defaulted Amount                                     3,298,128.93           2,597,552.79           700,576.13

Ending Invested / Transferor Amounts               951,561,740.42         750,000,000.00       201,561,740.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4981%                3.7381%              3.8881%
Monthly Interest Due                                 1,863,847.39             193,136.72           238,552.98         2,295,537.08
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,863,847.39             193,136.72           238,552.98         2,295,537.08
Investor Default Amount                              2,142,981.05             207,804.22           246,767.52         2,597,552.79
Investor Monthly Fees Due                            1,031,250.00             100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,038,078.44             500,940.94           604,070.49         6,143,089.88

Reallocated Investor Finance Charge Collections                                                                      13,015,314.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3548%
Base Rate                                                                                                                  5.5661%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     618,750,000.00          60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                               1,863,847.39             193,136.72           238,552.98         2,295,537.08
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,863,847.39             193,136.72           238,552.98         2,295,537.08
Ending Certificates Balance                        618,750,000.00          60,000,000.00        71,250,000.00       750,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $238,552.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $238,552.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,737,634.73

          a.   Class A Monthly Interest:                        $1,863,847.39
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,142,981.05
          e.   Excess Spread:                                   $6,730,806.28

     2.   Class B Available Funds:                              $1,041,225.19

          a.   Class B Monthly Interest:                          $193,136.72
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $848,088.47

     3.   Collateral Available Funds:                           $1,236,454.91

          a.   Excess Spread:                                   $1,236,454.91

     4.   Total Excess Spread:                                  $8,815,349.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2003-3 Allocable Principal
          Collections:                                        $245,329,568.15

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                        $193,217,584.65

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $193,217,584.65

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,597,552.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $195,815,137.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $195,815,137.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                        $8,815,349.66
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $207,804.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $238,552.98
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $246,767.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,872,224.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5661%
          b.   Prior Monthly Period                                   5.4611%
          c.   Second Prior Monthly Period                            5.3293%

     2.   Three Month Average Base Rate                               5.4521%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3548%
          b.   Prior Monthly Period                                  16.1255%
          c.   Second Prior Monthly Period                           15.8714%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1172%



XX. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              863,400,226.45         680,000,000.00       183,400,226.45
Beginning Adjusted Invested Amount                            N/A         680,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             14,952,293.28          11,776,183.42         3,176,109.86
Collections of Principal Receivables               222,432,141.79         175,183,943.42        47,248,198.37
Defaulted Amount                                     2,990,303.56           2,355,114.53           635,189.03

Ending Invested / Transferor Amounts               862,749,311.31         680,000,000.00       182,749,311.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  1.6900%                1.9000%              4.2881%
Monthly Interest Due                                   828,381.67              64,600.00           188,320.38         1,081,302.04
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                     828,381.67              64,600.00           188,320.38         1,081,302.04
Investor Default Amount                              2,037,174.07             141,306.87           176,633.59         2,355,114.53
Investor Monthly Fees Due                              980,333.33              68,000.00            85,000.00         1,133,333.33
Investor Additional Amounts Due
Total Due                                            3,845,889.07             273,906.87           449,953.97         4,569,749.91

Reallocated Investor Finance Charge Collections                                                                      10,908,762.51
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.8106%
Base Rate                                                                                                                  3.8346%
Excess Spread Percentage                                                                                                  11.1865%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     588,200,000.00          40,800,000.00        51,000,000.00       680,000,000.00
Interest Distributions                                 828,381.67              64,600.00           188,320.38         1,081,302.04
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                    828,381.67              64,600.00           188,320.38         1,081,302.04
Ending Certificates Balance                        588,200,000.00          40,800,000.00        51,000,000.00       680,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $188,320.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $188,320.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,436,079.57

          a.   Class A Monthly Interest:                          $828,381.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,037,174.07
          e.   Excess Spread:                                   $6,570,523.83

     2.   Class B Available Funds:                                $654,525.75

          a.   Class B Monthly Interest:                           $64,600.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $589,925.75

     3.   Collateral Available Funds:                             $818,157.19

          a.   Excess Spread:                                     $818,157.19

     4.   Total Excess Spread:                                  $7,978,606.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2003-4 Allocable Principal
          Collections:                                        $222,432,141.79

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                        $175,183,943.42

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $175,183,943.42

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,355,114.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $177,539,057.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $51,000,000.00

     2.   Required Collateral Invested Amount:                 $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $177,539,057.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                        $7,978,606.77
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $141,306.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $188,320.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $176,633.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,339,012.60

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.8346%
          b.   Prior Monthly Period                                   3.9388%
          c.   Second Prior Monthly Period                            3.9289%

     2.   Three Month Average Base Rate                               3.9008%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.8106%
          b.   Prior Monthly Period                                  14.5678%
          c.   Second Prior Monthly Period                           14.3171%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.5652%



XXI. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,015,764,972.29         800,000,000.00       215,764,972.29
Beginning Adjusted Invested Amount                            N/A         800,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             17,590,933.27          13,854,333.43         3,736,599.84
Collections of Principal Receivables               261,684,872.69         206,098,756.96        55,586,115.73
Defaulted Amount                                     3,518,004.19           2,770,722.98           747,281.21

Ending Invested / Transferor Amounts             1,014,999,189.78         800,000,000.00       214,999,189.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4681%                3.6381%              3.9381%
Monthly Interest Due                                 1,994,945.45             187,970.05           244,164.06         2,427,079.56
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,994,945.45             187,970.05           244,164.06         2,427,079.56
Investor Default Amount                              2,313,553.69             207,804.22           249,365.07         2,770,722.98
Investor Monthly Fees Due                            1,113,333.33             100,000.00           120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                            5,421,832.47             495,774.27           613,529.13         6,531,135.87

Reallocated Investor Finance Charge Collections                                                                      13,861,509.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3231%
Base Rate                                                                                                                  5.5345%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     668,000,000.00          60,000,000.00        72,000,000.00       800,000,000.00
Interest Distributions                               1,994,945.45             187,970.05           244,164.06         2,427,079.56
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,994,945.45             187,970.05           244,164.06         2,427,079.56
Ending Certificates Balance                        668,000,000.00          60,000,000.00        72,000,000.00       800,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.99

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.99

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution i
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $7,574,537.34

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $244,164.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $7,330,373.28

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $11,574,360.14

          a.   Class A Monthly Interest:                        $1,994,945.45
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,313,553.69
          e.   Excess Spread:                                   $7,265,861.00

     2.   Class B Available Funds:                              $1,039,613.19

          a.   Class B Monthly Interest:                          $187,970.05
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $851,643.14

     3.   Collateral Available Funds:                           $1,247,535.82

          a.   Excess Spread:                                   $1,247,535.82

     4.   Total Excess Spread:                                  $9,365,039.96

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2004-1 Allocable Principal
          Collections:                                        $261,684,872.69

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                        $206,098,756.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $206,098,756.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,770,722.98

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $208,869,479.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $72,000,000.00

     2.   Required Collateral Invested Amount:                 $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $208,869,479.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                        $9,365,039.96
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $207,804.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $244,164.06
     9.   Applied to unpaid Monthly Servicing Fee:              $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $249,365.07
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $7,330,373.28

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5345%
          b.   Prior Monthly Period                                   5.4294%
          c.   Second Prior Monthly Period                            5.2976%

     2.   Three Month Average Base Rate                               5.4205%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3231%
          b.   Prior Monthly Period                                  16.0939%
          c.   Second Prior Monthly Period                           15.8397%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.0856%



XXII. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              507,882,486.15         400,000,000.00       107,882,486.15
Beginning Adjusted Invested Amount                            N/A         400,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables              8,795,466.63           6,927,166.72         1,868,299.92
Collections of Principal Receivables               130,842,436.35         103,049,378.48        27,793,057.87
Defaulted Amount                                     1,759,002.09           1,385,361.49           373,640.60

Ending Invested / Transferor Amounts               507,499,594.89         400,000,000.00       107,499,594.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.5581%                3.7581%              4.0581%
Monthly Interest Due                                 1,023,357.72              97,085.03           125,802.03         1,246,244.78
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,023,357.72              97,085.03           125,802.03         1,246,244.78
Investor Default Amount                              1,156,776.84             103,902.11           124,682.53         1,385,361.49
Investor Monthly Fees Due                              556,666.67              50,000.00            60,000.00           666,666.67
Investor Additional Amounts Due
Total Due                                            2,736,801.23             250,987.14           310,484.56         3,298,272.93

Reallocated Investor Finance Charge Collections                                                                       6,963,459.57
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.4194%
Base Rate                                                                                                                  5.6308%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     334,000,000.00          30,000,000.00        36,000,000.00       400,000,000.00
Interest Distributions                               1,023,357.72              97,085.03           125,802.03         1,246,244.78
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,023,357.72              97,085.03           125,802.03         1,246,244.78
Ending Certificates Balance                        334,000,000.00          30,000,000.00        36,000,000.00       400,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.06

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.06

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $3,790,988.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $125,802.03

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $3,665,186.64

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $5,814,488.74

          a.   Class A Monthly Interest:                        $1,023,357.72
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,156,776.84
          e.   Excess Spread:                                   $3,634,354.18

     2.   Class B Available Funds:                                $522,259.47

          a.   Class B Monthly Interest:                           $97,085.03
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $425,174.44

     3.   Collateral Available Funds:                             $626,711.36

          a.   Excess Spread:                                     $626,711.36

     4.   Total Excess Spread:                                  $4,686,239.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2004-2 Allocable Principal
          Collections:                                        $130,842,436.35

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                        $103,049,378.48

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $103,049,378.48

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,385,361.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $104,434,739.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $36,000,000.00

     2.   Required Collateral Invested Amount:                 $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $104,434,739.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                        $4,686,239.98
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $103,902.11
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $125,802.03
     9.   Applied to unpaid Monthly Servicing Fee:                $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $124,682.53
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $3,665,186.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.6307%
          b.   Prior Monthly Period                                   5.5257%
          c.   Second Prior Monthly Period                            5.3939%

     2.   Three Month Average Base Rate                               5.5168%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.4194%
          b.   Prior Monthly Period                                  16.1901%
          c.   Second Prior Monthly Period                           15.9360%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.1818%



XXIII. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              761,823,729.22         600,000,000.00       161,823,729.22
Beginning Adjusted Invested Amount                            N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             13,193,199.95          10,390,750.07         2,802,449.88
Collections of Principal Receivables               196,263,654.52         154,574,067.72        41,689,586.80
Defaulted Amount                                     2,638,503.14           2,078,042.23           560,460.91

Ending Invested / Transferor Amounts               761,249,392.33         600,000,000.00       161,249,392.33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  4.3500%                4.5500%              3.8581%
Monthly Interest Due                                 1,892,250.00             113,750.00           159,469.37         2,165,469.37
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,892,250.00             113,750.00           159,469.37         2,165,469.37
Investor Default Amount                              1,807,896.74             103,902.11           166,243.38         2,078,042.23
Investor Monthly Fees Due                              870,000.00              50,000.00            80,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,570,146.74             267,652.11           405,712.75         5,243,511.61

Reallocated Investor Finance Charge Collections                                                                      10,836,758.02
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           17.1878%
Base Rate                                                                                                                  6.2118%
Excess Spread Percentage                                                                                                  11.1865%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     522,000,000.00          30,000,000.00        48,000,000.00       600,000,000.00
Interest Distributions                               1,892,250.00             113,750.00           159,469.37         2,165,469.37
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,892,250.00             113,750.00           159,469.37         2,165,469.37
Ending Certificates Balance                        522,000,000.00          30,000,000.00        48,000,000.00       600,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,752,715.79

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $159,469.37

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $5,593,246.41

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,427,979.48

          a.   Class A Monthly Interest:                        $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,807,896.74
          e.   Excess Spread:                                   $5,727,832.73

     2.   Class B Available Funds:                                $541,837.90

          a.   Class B Monthly Interest:                          $113,750.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $428,087.90

     3.   Collateral Available Funds:                             $866,940.64

          a.   Excess Spread:                                     $866,940.64

     4.   Total Excess Spread:                                  $7,022,861.28

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2004-3 Allocable Principal
          Collections:                                        $196,263,654.52

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                        $154,574,067.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,574,067.72

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,078,042.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,652,109.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $48,000,000.00

     2.   Required Collateral Invested Amount:                 $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,652,109.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                        $7,022,861.28
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $103,902.11
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $159,469.37
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $166,243.38
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $5,593,246.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 6.2118%
          b.   Prior Monthly Period                                   6.3948%
          c.   Second Prior Monthly Period                            6.3843%

     2.   Three Month Average Base Rate                               6.3303%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.1878%
          b.   Prior Monthly Period                                  17.0238%
          c.   Second Prior Monthly Period                           16.7724%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9947%



XXIV. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations           Interest                Interest
----------------------------------                    -----------         --------------           ----------
Beginning Invested /Transferor Amount            1,396,676,836.90       1,100,000,000.00       296,676,836.90
Beginning Adjusted Invested Amount                            N/A       1,100,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             24,187,533.24          19,049,708.47         5,137,824.77
Collections of Principal Receivables               359,816,699.95         283,385,790.82        76,430,909.13
Defaulted Amount                                     4,837,255.76           3,809,744.10         1,027,511.66

Ending Invested / Transferor Amounts             1,395,623,885.94       1,100,000,000.00       295,623,885.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4781%                3.6681%              3.8581%
Monthly Interest Due                                 2,750,959.29             260,590.07           328,905.58         3,340,454.94
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,750,959.29             260,590.07           328,905.58         3,340,454.94
Investor Default Amount                              3,181,136.32             285,730.81           342,876.97         3,809,744.10
Investor Monthly Fees Due                            1,530,833.33             137,500.00           165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                            7,462,928.95             683,820.88           836,782.55         8,983,532.37

Reallocated Investor Finance Charge Collections                                                                      19,062,795.63
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3266%
Base Rate                                                                                                                  5.5379%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     918,500,000.00          82,500,000.00        99,000,000.00     1,100,000,000.00
Interest Distributions                               2,750,959.29             260,590.07           328,905.58         3,340,454.94
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,750,959.29             260,590.07           328,905.58         3,340,454.94
Ending Certificates Balance                        918,500,000.00          82,500,000.00        99,000,000.00     1,100,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.16

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.16

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $10,408,168.84

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $328,905.58

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $10,079,263.25

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,917,434.35

          a.   Class A Monthly Interest:                        $2,750,959.29
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,181,136.32
          e.   Excess Spread:                                   $9,985,338.74

     2.   Class B Available Funds:                              $1,429,709.67

          a.   Class B Monthly Interest:                          $260,590.07
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,169,119.60

     3.   Collateral Available Funds:                           $1,715,651.61

          a.   Excess Spread:                                   $1,715,651.61

     4.   Total Excess Spread:                                 $12,870,109.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2004-4 Allocable Principal
          Collections:                                        $359,816,699.95

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                        $283,385,790.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $283,385,790.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,809,744.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $287,195,534.92

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $99,000,000.00

     2.   Required Collateral Invested Amount:                 $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $287,195,534.92

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                       $12,870,109.95
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $285,730.81
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $328,905.58
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $342,876.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $10,079,263.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5379%
          b.   Prior Monthly Period                                   5.4329%
          c.   Second Prior Monthly Period                            5.3011%

     2.   Three Month Average Base Rate                               5.4240%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3266%
          b.   Prior Monthly Period                                  16.0973%
          c.   Second Prior Monthly Period                           15.8432%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.0890%



XXV. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,269,706,215.36       1,000,000,000.00       269,706,215.36
Beginning Adjusted Invested Amount                            N/A       1,000,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             21,988,666.59          17,317,916.79         4,670,749.80
Collections of Principal Receivables               327,106,090.86         257,623,446.20        69,482,644.66
Defaulted Amount                                     4,397,505.23           3,463,403.72           934,101.51

Ending Invested / Transferor Amounts             1,268,748,987.22       1,000,000,000.00       268,748,987.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4781%                3.6381%              3.8481%
Monthly Interest Due                                 2,500,872.08             234,962.56           298,230.08         3,034,064.72
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,500,872.08             234,962.56           298,230.08         3,034,064.72
Investor Default Amount                              2,891,942.11             259,755.28           311,706.34         3,463,403.72
Investor Monthly Fees Due                            1,391,666.67             125,000.00           150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                            6,784,480.86             619,717.84           759,936.41         8,164,135.11

Reallocated Investor Finance Charge Collections                                                                      17,327,101.71
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3234%
Base Rate                                                                                                                  5.5347%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     835,000,000.00          75,000,000.00        90,000,000.00     1,000,000,000.00
Interest Distributions                               2,500,872.08             234,962.56           298,230.08         3,034,064.72
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,500,872.08             234,962.56           298,230.08         3,034,064.72
Ending Certificates Balance                        835,000,000.00          75,000,000.00        90,000,000.00     1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $9,461,196.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $298,230.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $9,162,966.60

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $14,468,129.93

          a.   Class A Monthly Interest:                        $2,500,872.08
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,891,942.11
          e.   Excess Spread:                                   $9,075,315.73

     2.   Class B Available Funds:                              $1,299,532.63

          a.   Class B Monthly Interest:                          $234,962.56
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,064,570.07

     3.   Collateral Available Funds:                           $1,559,439.15

          a.   Excess Spread:                                   $1,559,439.15

     4.   Total Excess Spread:                                 $11,699,324.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2004-5 Allocable Principal
          Collections:                                        $327,106,090.86

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                        $257,623,446.20

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $257,623,446.20

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,463,403.72

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $261,086,849.92

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $90,000,000.00

     2.   Required Collateral Invested Amount:                 $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $261,086,849.92

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                       $11,699,324.95
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $259,755.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $298,230.08
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $311,706.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $9,162,966.60

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5347%
          b.   Prior Monthly Period                                   5.4297%
          c.   Second Prior Monthly Period                            5.2979%

     2.   Three Month Average Base Rate                               5.4208%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3234%
          b.   Prior Monthly Period                                  16.0941%
          c.   Second Prior Monthly Period                           15.8400%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.0858%



XXVI. Series 2005-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              761,823,729.22         600,000,000.00       161,823,729.22
Beginning Adjusted Invested Amount                            N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             13,193,199.95          10,390,750.07         2,802,449.88
Collections of Principal Receivables               196,263,654.52         154,574,067.72        41,689,586.80
Defaulted Amount                                     2,638,503.14           2,078,042.23           560,460.91

Ending Invested / Transferor Amounts               761,249,392.33         600,000,000.00       161,249,392.33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4181%                3.5081%              3.7181%
Monthly Interest Due                                 1,474,638.25             135,940.04           172,893.05         1,783,471.33
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,474,638.25             135,940.04           172,893.05         1,783,471.33
Investor Default Amount                              1,735,165.27             155,853.17           187,023.80         2,078,042.23
Investor Monthly Fees Due                              835,000.00              75,000.00            90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,044,803.52             366,793.21           449,916.85         4,861,513.57

Reallocated Investor Finance Charge Collections                                                                      10,359,293.52
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.2508%
Base Rate                                                                                                                  5.4622%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----
Beginning Certificates Balance                     501,000,000.00          45,000,000.00        54,000,000.00       600,000,000.00
Interest Distributions                               1,474,638.25             135,940.04           172,893.05         1,783,471.33
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,474,638.25             135,940.04           172,893.05         1,783,471.33
Ending Certificates Balance                        501,000,000.00          45,000,000.00        54,000,000.00       600,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.94

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.94

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.02

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.02

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,670,673.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $172,893.05

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $5,497,779.96

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,650,010.09

          a.   Class A Monthly Interest:                        $1,474,638.25
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,735,165.27
          e.   Excess Spread:                                   $5,440,206.58

     2.   Class B Available Funds:                                $776,947.01

          a.   Class B Monthly Interest:                          $135,940.04
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $641,006.98

     3.   Collateral Available Funds:                             $932,336.42

          a.   Excess Spread:                                     $932,336.42

     4.   Total Excess Spread:                                  $7,013,549.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2005-1 Allocable Principal
          Collections:                                        $196,263,654.52

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                        $154,574,067.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,574,067.72

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,078,042.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,652,109.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $54,000,000.00

     2.   Required Collateral Invested Amount                  $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,652,109.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

     1.   Excess Spread:                                        $7,013,549.97
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $155,853.17
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $172,893.05
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $187,023.80
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $5,497,779.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4622%
          b.   Prior Monthly Period                                   5.3571%
          c.   Second Prior Monthly Period                            5.2253%

     2.   Three Month Average Base Rate                               5.3482%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.2508%
          b.   Prior Monthly Period                                  16.0216%
          c.   Second Prior Monthly Period                           15.7675%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.0133%



XXVII. Series 2005-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              761,823,729.22         600,000,000.00       161,823,729.22
Beginning Adjusted Invested Amount                            N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             13,193,199.95          10,390,750.07         2,802,449.88
Collections of Principal Receivables               196,263,654.52         154,574,067.72        41,689,586.80
Defaulted Amount                                     2,638,503.14           2,078,042.23           560,460.91

Ending Invested / Transferor Amounts               761,249,392.33         600,000,000.00       161,249,392.33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4881%                3.6681%              3.8781%
Monthly Interest Due                                 1,504,837.42             142,140.04           180,333.05         1,827,310.50
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,504,837.42             142,140.04           180,333.05         1,827,310.50
Investor Default Amount                              1,735,165.27             155,853.17           187,023.80         2,078,042.23
Investor Monthly Fees Due                              835,000.00              75,000.00            90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,075,002.68             372,993.21           457,356.85         4,905,352.73

Reallocated Investor Finance Charge Collections                                                                      10,403,132.69
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3369%
Base Rate                                                                                                                  5.5482%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     501,000,000.00          45,000,000.00        54,000,000.00       600,000,000.00
Interest Distributions                               1,504,837.42             142,140.04           180,333.05         1,827,310.50
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,504,837.42             142,140.04           180,333.05         1,827,310.50
Ending Certificates Balance                        501,000,000.00          45,000,000.00        54,000,000.00       600,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.16

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.16

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,678,113.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $180,333.05

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $5,497,779.96

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,686,615.80

          a.   Class A Monthly Interest:                        $1,504,837.42
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,735,165.27
          e.   Excess Spread:                                   $5,446,613.11

     2.   Class B Available Funds:                                $780,234.95

          a.   Class B Monthly Interest:                          $142,140.04
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $638,094.91

     3.   Collateral Available Funds:                             $936,281.94

          a.   Excess Spread:                                     $936,281.94

     4.   Total Excess Spread:                                  $7,020,989.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2005-2 Allocable Principal
          Collections:                                        $196,263,654.52

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                        $154,574,067.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,574,067.72

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,078,042.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,652,109.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $54,000,000.00

     2.   Required Collateral Invested Amount:                 $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,652,109.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

     1.   Excess Spread:                                        $7,020,989.97
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $155,853.17
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $180,333.05
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $187,023.80
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $5,497,779.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5482%
          b.   Prior Monthly Period                                   5.4432%
          c.   Second Prior Monthly Period                            5.3114%

     2.   Three Month Average Base Rate                               5.4342%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3369%
          b.   Prior Monthly Period                                  16.1076%
          c.   Second Prior Monthly Period                           15.8535%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.0993%



XXVIII. Series 2005-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              888,794,350.76         700,000,000.00       188,794,350.76
Beginning Adjusted Invested Amount                            N/A         700,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             15,392,066.61          12,122,541.75         3,269,524.86
Collections of Principal Receivables               228,974,263.60         180,336,412.34        48,637,851.26
Defaulted Amount                                     3,078,253.66           2,424,382.61           653,871.06

Ending Invested / Transferor Amounts               888,124,291.05         700,000,000.00       188,124,291.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.3881%                3.5281%              3.6381%
Monthly Interest Due                                 1,705,311.71             159,500.88           197,368.55         2,062,181.14
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,705,311.71             159,500.88           197,368.55         2,062,181.14
Investor Default Amount                              2,024,359.48             181,828.70           218,194.43         2,424,382.61
Investor Monthly Fees Due                              974,166.67              87,500.00           105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                            4,703,837.85             428,829.57           520,562.99         5,653,230.41

Reallocated Investor Finance Charge Collections                                                                      12,067,307.03
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.2197%
Base Rate                                                                                                                  5.4310%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----
Beginning Certificates Balance                     584,500,000.00          52,500,000.00        63,000,000.00       700,000,000.00
Interest Distributions                               1,705,311.71             159,500.88           197,368.55         2,062,181.14
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,705,311.71             159,500.88           197,368.55         2,062,181.14
Ending Certificates Balance                        584,500,000.00          52,500,000.00        63,000,000.00       700,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.92

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.92

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $6,611,445.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $197,368.55

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $6,414,076.62

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,076,201.37

          a.   Class A Monthly Interest:                        $1,705,311.71
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,024,359.48
          e.   Excess Spread:                                   $6,346,530.18

     2.   Class B Available Funds:                               $905,048.03

          a.   Class B Monthly Interest:                          $159,500.88
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $745,547.15

     3.   Collateral Available Funds:                           $1,086,057.63

          a.   Excess Spread:                                   $1,086,057.63

     4.   Total Excess Spread:                                  $8,178,134.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2005-3 Allocable Principal
          Collections:                                        $228,974,263.60

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                        $180,336,412.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $180,336,412.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,424,382.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $182,760,794.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $63,000,000.00

     2.   Required Collateral Invested Amount:                 $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $182,760,794.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-3

     1.   Excess Spread:                                        $8,178,134.97
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $181,828.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $197,368.55
     9.   Applied to unpaid Monthly Servicing Fee:              $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $218,194.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $6,414,076.62

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4310%
          b.   Prior Monthly Period                                   5.3462%
          c.   Second Prior Monthly Period                                N\A

     2.   Three Month Average Base Rate                                   N\A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.2197%
          b.   Prior Monthly Period                                  15.7894%
          c.   Second Prior Monthly Period                                N\A

     4.   Three Month Average Series Adjusted Portfolio Yield             N\A



XXIX. Series 2005-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount              634,853,107.68         500,000,000.00       134,853,107.68
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             10,994,333.29           8,658,958.39         2,335,374.90
Collections of Principal Receivables               163,553,045.43         128,811,723.10        34,741,322.33
Defaulted Amount                                     2,198,752.62           1,731,701.86           467,050.76

Ending Invested / Transferor Amounts               634,374,493.61         500,000,000.00       134,374,493.61


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4581%                3.6381%              3.8081%
Monthly Interest Due                                 1,243,245.76             117,481.28           147,565.04         1,508,292.08
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   1,243,245.76             117,481.28           147,565.04         1,508,292.08
Investor Default Amount                              1,445,971.05             129,877.64           155,853.17         1,731,701.86
Investor Monthly Fees Due                              695,833.33              62,500.00            75,000.00           833,333.33
Investor Additional Amounts Due
Total Due                                            3,385,050.15             309,858.92           378,418.21         4,073,327.28

Reallocated Investor Finance Charge Collections                                                                       8,654,810.58
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3028%
Base Rate                                                                                                                  5.5142%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     417,500,000.00          37,500,000.00        45,000,000.00       500,000,000.00
Interest Distributions                               1,243,245.76             117,481.28           147,565.04         1,508,292.08
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  1,243,245.76             117,481.28           147,565.04         1,508,292.08
Ending Certificates Balance                        417,500,000.00          37,500,000.00        45,000,000.00       500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.98

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.98

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $4,729,048.34

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $147,565.04

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $4,581,483.30

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,226,766.83

          a.   Class A Monthly Interest:                        $1,243,245.76
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,445,971.05
          e.   Excess Spread:                                   $4,537,550.01

     2.   Class B Available Funds:                                $649,110.79

          a.   Class B Monthly Interest:                          $117,481.28
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $531,629.51

     3.   Collateral Available Funds:                             $778,932.95

          a.   Excess Spread:                                     $778,932.95

     4.   Total Excess Spread:                                  $5,848,112.48

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2005-4 Allocable Principal
          Collections:                                        $163,553,045.43

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                        $128,811,723.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $128,811,723.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,731,701.86

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $130,543,424.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $45,000,000.00

     2.   Required Collateral Invested Amount:                 $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $130,543,424.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-4

     1.   Excess Spread:                                        $5,848,112.48
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $129,877.64
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $147,565.04
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $155,853.17
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $4,581,483.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5142%
          b.   Prior Monthly Period                                   5.4294%
          c.   Second Prior Monthly Period                                N\A

     2.   Three Month Average Base Rate                                   N\A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3028%
          b.   Prior Monthly Period                                  15.8670%
          c.   Second Prior Monthly Period                                N\A

     4.   Three Month Average Series Adjusted Portfolio Yield             N\A



XXX. Series 2005-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount            1,396,676,836.90       1,100,000,000.00       296,676,836.90
Beginning Adjusted Invested Amount                            N/A       1,100,000,000.00                  N/A
Floating Allocation Percentage                                N/A               78.7584%             21.2416%
Principal Allocation Percentage                               N/A               78.7584%             21.2416%
Collections of Finance Chg. Receivables             24,187,533.24          19,049,708.47         5,137,824.77
Collections of Principal Receivables               359,816,699.95         283,385,790.82        76,430,909.13
Defaulted Amount                                     4,837,255.76           3,809,744.10         1,027,511.66

Ending Invested / Transferor Amounts             1,395,623,885.94       1,100,000,000.00       295,623,885.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest                 Total
--------------------------------------                    -------                -------           ----------                -----

Principal Funding Account                                    0.00                   0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                   0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                   0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                   0.00                 0.00                 0.00

Coupon  July 15, 2005 to August 14, 2005                  3.4725%                3.6125%              3.7525%
Monthly Interest Due                                 2,214,924.48             206,966.15           257,984.38         2,679,875.00
Outstanding Monthly Interest Due                             0.00                   0.00                 0.00                 0.00
Additional Interest Due                                      0.00                   0.00                 0.00                 0.00
Total Interest Due                                   2,214,924.48             206,966.15           257,984.38         2,679,875.00
Investor Default Amount                              3,181,136.32             285,730.81           342,876.97         3,809,744.10
Investor Monthly Fees Due                            1,530,833.33             137,500.00           165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                            6,926,894.13             630,196.95           765,861.34         8,322,952.43

Reallocated Investor Finance Charge Collections                                                                      18,402,215.68
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.6195%
Base Rate                                                                                                                  5.5193%
Excess Spread Percentage                                                                                                  10.9956%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest                 Total
--------------------------------------------              -------                -------           ----------                -----

Beginning Certificates Balance                     918,500,000.00          82,500,000.00        99,000,000.00     1,100,000,000.00
Interest Distributions                               2,214,924.48             206,966.15           257,984.38         2,679,875.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,214,924.48             206,966.15           257,984.38         2,679,875.00
Ending Certificates Balance                        918,500,000.00          82,500,000.00        99,000,000.00     1,100,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.51

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.51

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $10,337,247.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $257,984.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $10,079,263.25

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,365,850.10

          a.   Class A Monthly Interest:                        $2,214,924.48
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,181,136.32
          e.   Excess Spread:                                   $9,969,789.30

     2.   Class B Available Funds:                              $1,380,166.18

          a.   Class B Monthly Interest:                          $206,966.15
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,173,200.03

     3.   Collateral Available Funds:                           $1,656,199.41

          a.   Excess Spread:                                   $1,656,199.41

     4.   Total Excess Spread:                                 $12,799,188.74

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           78.7584%

     2.   Series 2005-5 Allocable Principal
          Collections:                                        $359,816,699.95

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                        $283,385,790.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $283,385,790.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,809,744.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $287,195,534.92

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $99,000,000.00

     2.   Required Collateral Invested Amount:                 $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $287,195,534.92

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-5

     1.   Excess Spread:                                       $12,799,188.74
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $285,730.81
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $257,984.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $342,876.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $10,079,263.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5193%
          b.   Prior Monthly Period                                       N\A
          c.   Second Prior Monthly Period                                N\A

     2.   Three Month Average Base Rate                                   N\A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.6195%
          b.   Prior Monthly Period                                       N\A
          c.   Second Prior Monthly Period                                N\A

     4.   Three Month Average Series Adjusted Portfolio Yield             N\A